SUPPLEMENT DATED AUGUST 26, 2016

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

MANAGED BOND PORTFOLIO CLASS I AND P SHARES

DATED MAY 1, 2016

This supplement revises the Managed Bond Portfolio Class I and P Shares summary prospectus dated May 1, 2016 (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Investment Strategies subsection, the following is added after the third sentence of the first paragraph, followed by a paragraph break:

The Fund also may invest up to 20% of its assets in securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”) or if unrated, are of comparable quality as determined by the sub-adviser.

The following is added to the Principal Risks subsection after the Forwards and Futures Contracts Risk:

•	High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.